UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 2, 2026
Date of Report (Date of earliest event reported)
Bed Bath & Beyond, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

433 W. Ascension Way, 3rd Floor
Murray Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	New York Stock Exchange
Warrants to Purchase Shares of Common Stock	BBBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 2, 2026, the Company completed the previously announced acquisition of The Brand House Collective (“TBHC”) pursuant to the Agreement and Plan of Merger, dated as of November 24, 2025 (the “TBHC Merger Agreement”), by and among the Company, Knight Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Knight Merger Sub”), and TBHC.  Pursuant to the TBHC Merger Agreement, upon the terms and subject to the conditions set forth therein, Knight Merger Sub merged with and into TBHC, with TBHC surviving as a wholly owned subsidiary of the Company (the “TBHC Merger”).

The TBHC Merger Agreement and the transactions contemplated thereby, including the TBHC Merger, were previously described in the Registration Statement on Form S-4 (Registration No. 333-292622), filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 8, 2026, and the related joint proxy statement/prospectus filed by the Company with the SEC on January 30, 2026.

Merger Consideration

At the effective time of the TBHC Merger (the “TBHC Merger Effective Time”), automatically, by virtue of the TBHC Merger and without any action on the part of TBHC, TBHC shareholders, the Company or Knight Merger Sub, each share of common stock, no par value, of TBHC (“TBHC Common Stock”) that was issued and outstanding immediately prior to the TBHC Merger Effective Time (other than treasury shares and shares of TBHC Common Stock held directly by the Company or Knight Merger Sub, which were automatically cancelled and ceased to exist) was converted into the right to receive 0.1993 (the “Exchange Ratio”) of a share of common stock, par value $0.0001 per share, of the Company (“BBBY Common Stock”).

Treatment of Fractional Shares

No fractional shares of BBBY Common Stock were issued in connection with the TBHC Merger. Each TBHC  shareholder who would otherwise have been entitled to receive in the TBHC Merger a fractional share of TBHC Common Stock pursuant to the TBHC Merger Agreement will, in lieu of such fractional share and upon surrender of such holder’s certificates representing shares of TBHC Common Stock or book-entry positions representing non-certificated shares of TBHC Common Stock, in each case outstanding as of immediately prior to the TBHC Merger Effective Time, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest and subject to any required tax withholding, determined by multiplying such fraction by $4.66, the closing trading price per share of BBBY Common Stock on the New York Stock Exchange on April 1, 2026, the trading day immediately prior to the TBHC Merger Effective Time (the “Fractional Share Cash Consideration”). No such holder is entitled to dividends, voting rights or any other rights in respect of any fractional share of BBBY Common Stock that would otherwise have been issuable as part of the TBHC Merger consideration. The payment of cash in lieu of fractional share interests merely represents a mechanical rounding-off of the fractions in the exchange.

Treatment of TBHC Equity Awards

At the TBHC Merger Effective Time, subject to and in accordance with the terms of TBHC’s Amended and Restated 2002 Equity Incentive Plan (the “TBHC Incentive Plan”), each option to purchase shares of TBHC Common Stock (“Option”) that was outstanding as of immediately prior to the TBHC Merger Effective Time was automatically, without any action on the part of BBBY, Knight Merger Sub, TBHC or the holder thereof, cancelled and converted into the right to receive, without interest and subject to applicable withholding taxes, a number of validly issued, fully paid and nonassessable shares of BBBY Common Stock equal to (i) the Net Option Share Amount (as defined in the TBHC Merger Agreement) multiplied by (ii) the Exchange Ratio, plus any Fractional Share Cash Consideration. Any Option with an exercise price equal to or in excess of $0.94, the closing price of TBHC Common Stock on April 1, 2026, the trading day immediately prior to the closing of the TBHC Merger, was cancelled and will have no further force or effect by virtue of the TBHC Merger, without any action on the part of the holder thereof and without any payment to the holder thereof.

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Subject to and in accordance with the terms of the TBHC Incentive Plan, each TBHC restricted stock unit (“RSU”) that was outstanding as of immediately prior to the TBHC Merger Effective Time, whether vested or unvested, automatically, without any action on the part of BBBY, Knight Merger Sub, TBHC or the holder thereof, fully vested and was converted into the right to receive, without interest and subject to applicable withholding taxes, a number of validly issued, fully paid and nonassessable shares of BBBY Common Stock equal to (i) the number of shares of TBHC Common Stock subject to such RSU immediately prior to the TBHC Merger Effective Time multiplied by (ii) the Exchange Ratio, plus any Fractional Share Cash Consideration.

The foregoing description of the TBHC Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the TBHC Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 8.01	Other Events.

Contribution Agreement

On April 2, 2026, in connection with the closing of the TBHC Merger, the Company entered into a Contribution Agreement (the “Contribution Agreement”) with TBHC, pursuant to which the Company agreed to contribute $30,000,000 in capital to TBHC (the “Contribution”) for general corporate purposes, including the repayment of a portion of TBHC’s outstanding indebtedness to Bank of America, N.A. The Contribution became effective immediately following the closing of the TBHC Merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report no later than the 71st day after the required filing date for this Current Report.

(b) Pro forma financial information.

The Company will provide the pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report no later than the 71st day after the required filing date for this Current Report.

(d) Exhibits.

Exhibit Number	Exhibit Description

2.1*
Agreement and Plan of Merger, dated as of November 24, 2025, by and among Bed Bath & Beyond, Inc., Knight Merger Sub II, Inc., and The Brand House Collective, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on November 25, 2025).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Reporting Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND, INC.

By:	/s/ Marcus Lemonis
Marcus Lemonis
Chief Executive Officer
Date:	April 2, 2026